As Filed with the Securities and Exchange Commission on June 20, 2002

                                                       Registration Nos. 2-86931
                                                                        811-3907
    ============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                  Pre-Effective Amendment No.         |_|

                  Post-Effective Amendment No. 22     |X|
                                        and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X|

                  Amendment No. 23                    |X|
                        (Check appropriate box or boxes)

                      THE EMPIRE BUILDER TAX FREE BOND FUND
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
             (Address of Principal Executive Offices with Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 847-5886

                            Scott M. Zoltowski, Esq.
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                 with a copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective:

-----   immediately upon filing pursuant to paragraph (b)

  X     on June 28, 2002 pursuant to paragraph (b)
-----

-----   60 days after filing pursuant to paragraph (a)(1)

-----   on (date) pursuant to paragraph (a)(1)

-----   75 days after filing pursuant to paragraph (a)(2)

-----   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

----- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE
EMPIRE
BUILDER
TAX
FREE
BOND
FUND


PROSPECTUS & PRIVACY POLICY
PREMIER CLASS
BUILDER CLASS
JUNE 28, 2002

EMPIRE BUILDER

                      The Empire Builder Tax Free Bond Fund

                              Glickenhaus & Company

                                 Privacy Policy
                                 --------------

      The following statement of privacy policy is issued by Glickenhaus & Company ("Glickenhaus") and The Empire Builder Tax Free Bond Fund (the "Fund").

      We consider customer privacy to be fundamental to our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of clients' personal information. It is therefore our policy to respect the privacy of current and former clients and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve client needs.

      In the course of providing products and services, we collect nonpublic personal information about clients. We collect this information from sources such as account applications, other account forms, and transactions made with us.

      We do not disclose non-public personal information to affiliates or non-affiliated third parties, except as allowed by applicable law or regulation. In the normal course of serving clients, information we collect may be shared with companies that perform various services such as transfer agents, custodians, broker-dealers and marketing service firms [as well as with other financial institutions with whom we have joint marketing agreements]. We may share information in connection with servicing accounts or to inform clients of products and services that might be of interest. Specifically, we may disclose nonpublic personal information including:

      o Information we receive on applications or other forms, such as name, address, account or tax identification number, the types and amounts of investments, and bank account information.

      o Information about transactions with us, our affiliates or others, such as participation in mutual funds or other investment programs sponsored by Glickenhaus, ownership of certain types of accounts such as IRAs, or other account data.

      The organizations that receive client information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose.

      Access to customers' nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

      The policies and practices above apply to both current and former customers.

      For questions concerning this policy, please contact us by writing to The Empire Builder Tax Free Bond Fund c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-847-5886.


                       This is not part of the Prospectus

                                EMPIRE BUILDERS

                       Investment Adviser and Distributor
                                Glickenhaus & Co.
                               6 East 43rd Street
                            New York, New York 10017

                  Administrator and Shareholder Servicing Agent
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                    Custodian
                       State Street Bank and Trust Company
                             801 Pennsylvania Avenue
                           Kansas City, Missouri 64105

                                  Legal Counsel
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                               100 E. Broad Street
                              Columbus, Ohio 43215

                                Customer Service
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-847-5886

                                   Questions?
                               Call 1-800-847-5886
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
                                                                          102014

THE
EMPIRE
BUILDER
TAX
FREE
BOND
FUND

PREMIER CLASS
BUILDER CLASS

PROSPECTUS DATED JUNE 28, 2002

EMPIRE BUILDER

The Empire Builder Tax Fee Bond Fund        Contents

                     [LOGO]     Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------
Carefully review this            3  Overview
section, which summarizes        5  Performance Bar Chart and Performance Table
the Fund's main investment       6  Fees and Expenses
strategies, risks, past
performance, and fees.


                     [LOGO]     Investment Goal, Strategies and Risks
--------------------------------------------------------------------------------
Review this section for          7  Investment Goal
more information on              7  Main Investment Strategies and Risks
investment strategies            8  Main Investments of the Fund
and their                        8  Main Risks of Investing in the Fund
risks.                           9  Other Information about the Fund's
                                    Investment Techniques and Policies


                     [LOGO]     Fund Management
--------------------------------------------------------------------------------
Review this section for         10  Investment Adviser
details on the people and       10  Portfolio Manager
organizations who oversee
the Fund.


                     [LOGO]     Shareholder Information
--------------------------------------------------------------------------------
Review this section for         11 Summary of Features
details on how shares are       12 Pricing of Fund Shares
valued, how to purchase,        12 Purchasing and Adding to Your Shares
sell and exchange shares,       16 Selling Your Shares
related charges and             18 General Policies on Selling Shares
payments of dividends and       20 Exchanging Your Shares
distributions                   20 Dividends, Distributions and Taxes



                     [LOGO]     Other Information About the Fund
--------------------------------------------------------------------------------
Review this section for         22 Financial Highlights
details on selected financial
highlights of the Fund.

[LOGO]  Risk/Return Summary and Fund Expenses

Overview

Investment                  Goal To seek as high a level of current income that
                            is exempt from federal income tax and New York State and New York City personal income taxes as possible while preserving capital. The Fund may or may not achieve its goal.

Main Investment Strategy    The Fund is a New York municipal bond fund which
                            invests mainly in New York Tax Exempt Bonds. New
                            York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions or certain other governmental authorities, such as U.S. possessions like Puerto Rico, Guam, and the Virgin Islands.

                            o The interest from which is exempt from federal income tax (but not, in some cases, the alternative minimum tax) and New York State and City personal income taxes.

                            Under normal market conditions, at least 90% of the Fund's income distributions will be exempt from federal income tax, the alternative minimum tax, and New York State and City personal income taxes, including the alternative minimum tax.

                            Credit Strategy. The Fund will only invest in New York Tax Exempt Bonds which are of investment grade quality. Also, no more than 50% of the Fund's assets will be invested in New York Tax Exempt Bonds which are of a quality reflected in the lowest investment grade rating. Although some of the New York Tax Exempt Bonds may not be rated, they will be of investment grade quality in the Adviser's opinion.

                            Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 10 and 20 years under normal market conditions.

[LOGO]  Risk/Return Summary and Fund Expenses

Main Investment Risks       The value of the Fund's investments will fluctuate
                            with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                            Nondiversification/New York Concentration. The Fund is nondiversified, so it will generally hold shares of relatively fewer issuers. Therefore, a default or a credit downgrade of any single issuer may have a greater impact on the Fund. The performance of the Fund is likely to be affected by factors pertaining to the New York economy and to New York governmental entities in particular. Therefore, Fund shares could fluctuate more in value than shares of a national municipal portfolio.

                            Interest Rate or Market Risk. The Fund invests in debt securities, which are subject to interest rate or market risk. Interest rate risk is the risk that your shares will go down in value in response to changes in interest rates. When interest rates rise, the value of bonds like those held by the Fund generally falls. The longer the maturity of a security, the more its value will tend to decline when interest rates rise.

                            Credit Risk. The debt securities in which the Fund invests are subject to credit risk, which is the risk that the issuer may fail to make timely payments. Bonds rated in the lowest investment grade, which may comprise up to 50% of the Fund's assets, are considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the information made available by publicly held companies.

Who may want to invest?     Consider investing in the Fund if you are seeking:

                            |_| regular monthly tax-free dividends;
                            |_| to reduce taxes on investment income; or |_| a long-term goal such as retirement.

                            This Fund is not appropriate for anyone:
                            |_| investing through a tax-exempt retirement plan; |_| pursuing an aggressive high growth investment strategy; or
                            |_| seeking to avoid market fluctuation in share price.

                            The Fund is not intended as a complete investment program.

[LOGO]  Risk/Return Summary and Fund Expenses

The bar chart and table on this page provide some indication of the risks of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over ten years to demonstrate that the Fund's value has varied over time. The table below it shows average total returns on a before tax basis for Premier Class shares and on a before tax and after-tax basis for Builder Class shares. After-tax returns for Premier Class shares will vary from those shown for the Builder Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes because of a tax benefit that arises from the realization of a capital loss on a sale of Fund shares. The table also compares the Fund's performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of municipal bonds.


Performance Bar Chart
Total Returns by Calendar Year(1)
for Builder Class Shares

[The following table depicts the information found in the bar chart on page 5]

1992                8.74
1993               12.22
1994               -4.49
1995               14.59
1996                3.23
1997                7.92
1998                4.92
1999               -4.81
2000               13.64
2001                3.01

The bar chart above does not reflect the impact of any applicable account fees which would reduce returns. The returns shown in the bar chart are for Builder Class shares. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

         Best quarter:  5.94% for the quarter ending March 31, 1995
         Worst quarter: -4.87% for the quarter ending March 31, 1994
--------------------------------------------------------------------------------

                              Performance Table(1)

                          Average Annual Total Returns
                   (for the periods ending December 31, 2001*)

                                    Fund or Class      Past        Past           Past           Since
                                      Inception        Year       5 Years       10 Years       Inception
                               ------------------------------------------------------------------------------------
Premier Class - Before Taxes           04/15/96        3.29%       5.06%           N/A         5.43%
                               ------------------------------------------------------------------------------------
Builder Class - Before Taxes           06/01/84        3.01%       4.76%          5.69%        7.83%
                               ------------------------------------------------------------------------------------
Builder Class - After Taxes
 on Distributions                      06/01/84        2.66%       4.50%          5.42%        7.57%
                               ------------------------------------------------------------------------------------
Builder Class - After Taxes
 on Distributions and Sale
 of Shares                             06/01/84        3.47%       4.59%          5.43%        7.50%
                               ------------------------------------------------------------------------------------
Lehman Brothers Municipal
 Bond Index                                            5.08%       5.97%          6.63%        6.20% (4/15/96)
                                                                                               9.11% (6/01/84)
---------------------------------------------------------------------------------------------------------------------

* For current performance information, including the Fund's SEC yield, call 1-800-847-5886 to speak to a shareholder services representative.
------------
(1) Both the bar chart and the table assume reinvestment of dividends and distributions.

[LOGO]  Risk/Return Summary and Fund Expenses

As an investor in the Fund, you will pay the following fees and expenses. Shareholder transaction expenses are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

Fees and Expenses

Shareholder Transaction Expenses                 Premier    Builder
(fees paid by you directly)                       Class      Class

 Maximum sales charge (load)
 on purchases                                     None        None
--------------------------------------------------------------------------------
 Exchange Fee                                    $5.00*       None
 Annual Fund Operating Expenses
 (fees paid from Fund assets)
 Advisory Fee                                     0.39%       0.39%
--------------------------------------------------------------------------------
 Other Expenses
 (including Administration Fee)                   0.49%       0.75%
--------------------------------------------------------------------------------
 Total Annual Fund
 Operating Expenses                               0.88%       1.14%
--------------------------------------------------------------------------------
 * Charged on exchanges from Premier Class to Builder Class.

Use this example to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   o  $10,000 investment
   o  5% annual return
   o  reinvestment of dividends and distributions
   o  redemption at the end of each period
   o  no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be different.

Example

                                       1        3        5       10
                                     Year     Years    Years    Years

 Premier Class                        $90     $281     $488    $1,084

 Builder Class                       $116     $362     $628    $1,386
--------------------------------------------------------------------------------

[LOGO]  Investment Goal, Strategies and Risks

Investment Goal

The Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes is consistent with the preservation of capital. If it can preserve capital at the same time, the Fund will also try to achieve capital appreciation. The Fund has a fundamental policy that, under normal market conditions, at least

|_| 90% of its income distributions will consist of interest income from New York Tax Exempt Bonds, which income is exempt from federal income tax, the alternative minimum tax, and New York State and City personal income taxes;

|_|   Up to 10% of its income distributions may consist of:

      o interest income from AMT Bonds, which are New York Tax Exempt Bonds, the income on which is subject to the alternative minimum tax (but not to federal income tax or New York State or City personal income tax), or

      o interest income on investments other than New York Tax Exempt Bonds, which may be fully taxable.

However, although the Fund retains the freedom to invest to a limited extent in AMT Bonds and taxable investments, it has not done so over the past ten years and does not currently anticipate any change in its practice of avoiding such investments.

Main Investment Strategies and Risks

The Fund invests mainly in New York Tax Exempt Bonds. New York State and City law exempts Fund distributions derived from interest on New York Tax Exempt Bonds from New York State and City personal income taxes. During the Fund's fiscal year ended February 28, 2002, 100% of the Fund's income distributions were exempt from federal income tax and New York State and City personal income taxes. None of the Fund's income distributions for that year were derived from AMT Bonds.

Credit Strategy. The Fund will only buy New York Tax Exempt Bonds if they are investment grade quality. At the time of purchase, rated bonds will be rated not lower than the four highest grades assigned by both Moody's (Aaa, Aa, A or Baa) and Standard & Poor's (AAA, AA, A or BBB). A description of the Moody's and S&P ratings of bonds and commercial paper of a quality eligible for purchase by the Fund is included in Appendix A to the Fund's Statement of Additional Information ("SAI"). Unrated bonds will be of comparable quality in the Adviser's opinion. The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated in the lowest investment grade rating or of comparable quality. Bonds rated in the lowest investment grade rating have some speculative characteristics. Bonds rated in the lowest investment grade are considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the amount of information made available by publicly held companies.

Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 10 and 20 years under normal market conditions.

[LOGO]  Investment Goal, Strategies and Risks

Main Investments of the Fund


New York Tax Exempt Bonds

|_| are debt obligations issued by the State of New York and its political subdivisions, or by certain other governmental authorities such as U.S. possessions like Puerto Rico, Guam and the Virgin Islands,

|_| generate interest that is exempt from both federal income tax and New York State and City personal income taxes, and

|_| include certain bonds that are known as AMT Bonds, the interest from which is subject to the alternative minimum tax.

New York Tax Exempt Bonds are issued to obtain funds for various public purposes, such as

      o     the construction of public facilities,

      o     the payment of general operating expenses,

      o     the refunding of outstanding debts, or

      o the lending of funds to public or private institutions for the construction of housing, educational or medical facilities.

They may also include industrial development bonds and private activity bonds issued by public authorities to finance privately owned or operated facilities. Such bonds may be AMT Bonds. The Fund generally avoids purchasing AMT Bonds, although it retains the freedom to do so to a limited extent.

Main Risks of Investing in the Fund

Interest Rate or Market Risk. The Fund's investments will fluctuate in value as the general level of interest rates changes. When interest rates fall, the values of bonds like those held by the Fund generally rise. On the other hand, when interest rates go up, the values of such bonds generally fall. The longer the maturity of a security, the more its value will go up and down in response to interest rate changes. Changes in the credit ratings of obligations and in the ability of an issuer to make payments will also affect the value of these investments. The value of the Fund's shares varies along with the value of its investments.

Effect of Credit Strategy on Yield and Total Return. The Fund seeks to preserve capital, and the portion of the Fund's assets that may be invested in lower-rated bonds is limited compared with some other New York municipal bond funds. The higher risk of lower-rated bonds is normally accompanied by yields and anticipated total returns that are higher than those of higher-rated bonds. The Fund's yield and total return may therefore be significantly lower than those of other New York municipal bond funds which invest more of their assets in lower-rated bonds.

{LOGO]  Investment Goal, Strategies and Risks

Investment Goal, Strategies and Risks

Special Risks of New York Tax Exempt Bonds. Most issuers of New York Tax Exempt Bonds are located in New York, so the performance of the Fund will be affected by the condition of the New York economy. As a result, the value of the Fund's shares could fluctuate more than the value of shares of a national municipal bond fund. State and local governments and political subdivisions rely on tax and other revenues to make payments on their bonds. Tax and other revenues will be affected by the state of the local economy, the political climate and local population trends. Constitutional or statutory restrictions may also limit issuers' power to raise revenues or increase taxes. Decreases in the amount of federal, state or local aid to issuers can lower the credit quality of their bonds. Revenue bonds depend for payment on the revenues of the facility or specific revenue source which is paying off the bonds. Those revenues will be affected by economic, political and demographic conditions. Any default or credit downgrade of an issuer of New York Tax Exempt Bonds would lower the market value and marketability of its obligations. A downgrade or default by one issuer of New York Tax Exempt Bonds could, by influencing general market sentiment, lead to a lowering of the values of other New York Tax Exempt Bonds.

Other Information about the Fund's Investment Techniques and Policies

Change in Policy. Any policy not specifically described in this prospectus or in the SAI as fundamental may be changed by the Trustees without a shareholder vote. As a matter of policy, the Trustees will not change the Fund's investment goal without shareholder approval.

Temporary Defensive Positions. The Fund may also invest in taxable debt obligations on a temporary defensive basis due to market conditions. If it does, more than 10% of the Fund's income distributions could be subject to federal and/or New York State and City personal income taxes. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other investment grade debt securities, commercial paper rated in the highest two grades by either Moody's or Standard & Poor's, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash. The use of such defensive positions may lower return, may prevent the Fund from achieving its investment goal and will increase the percentage of the Fund's distributions which are taxable.

Portfolio Turnover. In periods of rapidly fluctuating interest rates, the Fund may engage in active and frequent trading. Sometimes, the Fund may also trade securities for the purpose of seeking short-term profits based on its belief as to the direction of interest rates. The Fund may also trade in response to changes in the creditworthiness of issuers or to take advantage of short-term disparities in market values or yields among comparable bonds. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups and other transaction costs, and therefore affects net Fund performance. If sales create net realized capital gains, shareholders will have to pay income tax on those gains. See "Dividends, Distributions and Taxes." The Fund's portfolio turnover rate may be higher than that of similar mutual funds.

[LOGO]  Fund Management

Investment Adviser

Glickenhaus & Co., ("Glickenhaus" or the "Adviser"), 6 East 43rd Street, New York, NY 10017 is the investment adviser for the Fund. Glickenhaus was founded in 1961 and had approximately $613 million under management as of December 31, 2001, including approximately $195 million of municipal securities. Seth M. Glickenhaus, the President of the Fund, is a controlling person of the Adviser. Glickenhaus makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

During the fiscal year ended February 28, 2002, the Fund paid Glickenhaus a fee equal to 0.39% of the Fund's average net assets for these advisory services.

Portfolio Manager

James R. Vaccacio, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Vaccacio joined the Adviser as Manager of Municipal Trading in 1977. He assumed responsibility for managing the Fund's portfolio in 1988.

The SAI has more detailed information about the Investment Adviser and the Fund's other service providers.

[LOGO]  Shareholder Information

Summary of Features

The following chart is a summary of features for both the Premier Class and the Builder Class of the Fund. The following pages provide more detail on each of these features.

--------------------------------------------------------------------------------
 Feature                           Premier Class              Builder Class
--------------------------------------------------------------------------------
 Goal                              Higher Yield*              Convenience
--------------------------------------------------------------------------------
 Sales Charge                      None                       None
--------------------------------------------------------------------------------
 Minimum Initial Investment        $20,000                    $1,000
--------------------------------------------------------------------------------
 Additional Investments            $100 minimum               $100 minimum
--------------------------------------------------------------------------------
 Checkwriting                      $5 initial/$1 per check    No charge
                                   $5,000 minimum check       $500 minimum check
--------------------------------------------------------------------------------
 Class Exchanges                   $5 to Builder**            Free to Premier
--------------------------------------------------------------------------------
 Auto Investing                    $100 minimum               $100 minimum
  (after initial investment)
--------------------------------------------------------------------------------
 Auto Withdrawal                   Not available              No charge
                                                              $5,000 minimum
                                                              balance
--------------------------------------------------------------------------------
 Direct Deposit                    Not available              No charge
--------------------------------------------------------------------------------
 Historical Account Information    $5 per request             Free
--------------------------------------------------------------------------------
 Reinvestment from                 Free                       Free
   Glickenhaus Sponsored
   Unit Investment Trusts
--------------------------------------------------------------------------------
* Due to lower costs associated with Premier accounts (which are primarily attributable to larger account size and therefore lower transfer agency costs), the yield and total return are expected to be higher.

** However, holders of Premier accounts which fall in value below $20,000 may be requested to bring their balance up to $20,000. If they fail to do so within months, the account may be converted to Builder shares, in which case a $5 charge may be imposed.

[LOGO]  Shareholder Information

--------------------------------------------------------------------------------
                              How NAV is Calculated

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                                      NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding

You can find the Fund's NAV daily in The Wall Street Journal and other newspapers.

                            EmpPrem -- Premier Class
                            EmpBld -- Builder Class

You may purchase shares of the Fund through the Transfer Agent or through a participating dealer which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through a participating dealer, the dealer is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your dealer or institution for specific information.
--------------------------------------------------------------------------------

Pricing of Fund Shares

Per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time. Shares are not priced on days when the Exchange is closed for trading.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after it is received in good order by the Fund. This is what is known as the "offering price".

Assets are valued daily at their current market value, in the case of New York Tax Exempt Bonds as determined by an independent pricing service approved by the Trustees. Assets for which neither current pricing service quotations nor market quotations are available are valued in good faith at fair value under procedures approved by the Trustees.

Purchasing and Adding to Your Shares

                                                            Minimum
                              Minimum               Subsequent Investment*/
 Account Type           Initial Investment*       Automatic Investment Plan**

 Premier Class                $20,000                         $100

 Builder Class                $ 1,000                         $100
--------------------------------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party or foreign checks are not accepted.

The Fund may waive its minimum purchase requirement and Glickenhaus & Co. (in this capacity, the "Distributor") may reject a purchase order if, in either case, it is considered to be in the best interest of the Fund and its shareholders.

* The minimum initial and subsequent amounts do not apply to automatic investments into the Fund of distributions from the Empire State Municipal Exempt Trust, Empire Guaranteed Series and Empire Maximums AMT Series A--the unit investment trusts sponsored by the Adviser.

** You must send a check with your application for the required minimum investments to open the account initially ($20,000 for Premier and $1,000 for Builder). The minimum Automatic Investment Plan amounts will apply to subsequent investments.

[LOGO]  Shareholder Information

Purchasing and Adding to Your Shares

                Instructions for Opening or Adding to an Account
By Mail

If purchasing through your dealer or broker, simply tell your dealer or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:*

      1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

      2. Make check, bank draft or money order payable to "The Empire Builder Tax Free Bond Fund."

      3. Mail to: The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, OH 43218-2486

      * Special procedures apply if you prefer to fax your application. Call the Fund at 1-800-847-5886 for specific instructions.

Subsequent Investments:

      1.    Use the investment slip attached to your account statement.

      2.    Include the following information:

            o     The Empire Builder Tax Free Bond Fund

            o     Share class

            o     Amount invested

            o     Account name

            o     Account number

            Include your account number on your check.

      3. Mail to: The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, OH 43218-2486

By Overnight Service

See instructions 1-2 above for subsequent investments, and send to:

The Empire Builder Tax Free Bond Fund
c/o BISYS Fund Services
Attn: T.A. Operations
3435 Stelzer Road
Columbus, OH 43219

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your Account Application or call 1-800-847-5886. Your account can generally be set up for electronic purchases within 10 business days.

Call 1-800-847-5886 to arrange a transfer from your bank account.

{LOGO]  Shareholder Information

Purchasing and Adding to Your Shares

--------------------------------------------------------------------------------
Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House ("ACH") and may take up to eight business days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------

By Wire Transfer

Note: The Fund or your bank may charge a wire transfer fee.

For initial investment:

Call the Fund at 1-800-847-5886 for fax instructions and to request a confirmation number. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:

Instruct your bank to wire transfer your investment to:
Huntington National Bank
Routing Number: ABA 044000024
A/C 01899607532

Include:
Your name
Your Fund account number
Your confirmation number

After instructing your bank to wire the funds, call 800-847-5886 to advise us of the amount being transferred and the name of your bank

--------------------------------------------------------------------------------
You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.
--------------------------------------------------------------------------------

[LOGO]  Shareholder Information

Purchasing and Adding to Your Shares

Automatic Investment Plan

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your Social Security or other regular government checks. Automatic investments can be as little as $100 for each class once you've invested the minimum initial amount required to open the account.

To invest regularly from your bank account:

      o Complete the Automatic Investment Program portion on your Account Application. Make sure you note:

            |_|   Your bank name, address and account number

            |_|   The amount you wish to invest automatically (minimum $100)

            |_| How often you want to invest (e.g., every month, 4 times a year, twice a year or once a year)

      o     Attach a voided personal check.

Direct Deposit of Fund Distributions
for Builder Class Accounts

By selecting the appropriate box in the Account Application, you can elect to receive your Builder Class distributions in cash (check) or have distributions (capital gains and dividends) from the Fund automatically deposited into your bank account. This feature is not available for Premier Class accounts. The Fund may modify or terminate this option without notice. You can change or terminate your participation in this option at any time.
--------------------------------------------------------------------------------

[LOGO]  Shareholder Information

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

--------------------------------------------------------------------------------
Withdrawing Money from your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------

Instructions for selling shares

If you are selling your shares through your dealer or broker, ask him or her for redemption procedures. The request must be received by the Transfer Agent before 4:00 p.m. Eastern time to receive that day's price. Your dealer or broker may have transaction minimums and/or transaction times which will affect your redemption.

For all other sales transactions, follow the instructions on the next page.

[LOGO]  Shareholder Information

Selling Your Shares

By telephone                    Call 1-800-847-5886 with instructions on how you
(unless you have declined       wish to receive your funds (mail, wire,
telephone sales privileges)     electronic transfer). (See "General Policies on
                                Selling Shares-- Verifying Telephone
                                Redemptions" below)
--------------------------------------------------------------------------------
By mail                         1.  Call 1-800-847-5886 to request redemption
                                    forms or write a letter of instruction
                                    indicating:

                                    o   The Empire Builder Tax Free Bond Fund,
                                        share class, account number, social
                                        security number and account registration

                                    o   amount you wish to redeem

                                    o   address where your check should be sent

                                    o   account owner signature

                                2.  Mail to:
                                    The Empire Builder Tax Free Bond Fund
                                    P.O. Box 182486
                                    Columbus, OH 43218-2486
--------------------------------------------------------------------------------
By overnight service            See instruction 1 above, and

(See "General Policies on       Send to:
Selling Shares-- Redemptions    The Empire Builder Tax Free Bond Fund
in Writing Required" below)     c/o BISYS Fund Services
                                Attn: T.A. Operations
                                3435 Stelzer Road
                                Columbus, OH 43219
--------------------------------------------------------------------------------
Wire transfer                   Call 1-800-847-5886 to request a wire transfer.
You must elect this option on   If you call by 4 p.m. Eastern time, the NAV of
your Account Application.       your shares will normally be determined on the
                                same day and your payment will normally be wired to your bank on the next business day.

The Fund may charge a wire
transfer fee.

Note: Your financial institution
may also charge a separate fee.
--------------------------------------------------------------------------------
Electronic Redemptions          Call 1-800-847-5886 to request an electronic
Your bank must participate in   redemption.  If you call by 4 p.m. Eastern time,
the Automated Clearing House    the NAV of your shares will normally  be
("ACH") and must be a U.S.      determined on the same day and the proceeds
bank.                           credited within 8 business days.

Your bank may charge for this
service.

[LOGO]  Shareholder Information

Selling Your Shares

Automatic Withdrawal Plan -- Builder Class Only

You can receive automatic payments from your Builder Class account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. Shareholders may not maintain an Automatic Withdrawal Plan and utilize the check writing privilege (see below) at the same time. To activate this feature:

      o Make sure you've checked the appropriate box on the Account Application, or call 1-800-847-5886.

      o Your account must have a value of $5,000 or more to start withdrawals.

Redemption By Check Writing

For the Builder Class, shareholders may write checks on their accounts, with a minimum check amount of $500. There is no charge for this service.

For the Premier Class, shareholders may write checks on their accounts, with a minimum check amount of $5,000. The charge for this service is $5 to activate the check writing feature and $1 for each check written.

To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You may not close your Fund account by writing a check.

General Policies on Selling Shares

Redemptions In Writing Required

You must request redemption in writing if your circumstances require a signature guarantee. Such circumstances would include each of the following:

      o     Your account address has changed within the last 10 business days

      o     The check is not being mailed to the address on your account

      o     The check is not being made payable to the owner(s) of the account

      o The redemption proceeds are being transferred to another Fund account with a different registration

      o The redemption proceeds are being wired pursuant to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

[LOGO]  Shareholder Information

General Policies on Selling Shares

Verifying Telephone Redemptions

The Fund makes every effort to insure that telephone redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.

Redemptions Within 10 Business Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check or a federal funds wire.

Delay of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission ("SEC") in order to protect remaining shareholders.

Closing or Exchange of Small Accounts

If your Premier Class account falls below $20,000 as a result of redemptions, the Fund may ask you to increase your balance. If it is still below $20,000 two months after the request, the Fund may convert your account from Premier Class to Builder Class shares and charge you an exchange fee of $5.00.

If your Builder Class account falls below 20 shares, the Fund may, after giving you at least 60 days written notice, redeem your shares, close your account and send you the proceeds.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash, if distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, such shareholder's account will be changed automatically so that all future distributions are reinvested in the account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

[LOGO]  Shareholder Information


                             Exchanging Your Shares
--------------------------------------------------------------------------------

Builder Class shareholders who meet the minimum account size for the Premier Class can exchange their Builder Class shares for Premier Class shares free of charge. (see "Notes on Exchanges" below).

Exchanges from one Class to another do not result in the recognition of capital gains or losses for federal income tax purposes.
--------------------------------------------------------------------------------

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus OH 43218-2486, or by calling 1-800-847-5886. Please provide the following information:

      o     Your name and telephone number

      o     The exact name on your account and account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Class from which the exchange is to be made

      o     The name of the Class into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

Notes on Exchanges

      o The registration and tax identification numbers of the two accounts must be identical.

      o The Exchange Privilege may be changed or eliminated at any time upon 60 days' notice to shareholders.

      o Premier Class shareholders who elect to exchange their shares for Builder Class shares are charged a fee of $5 for each exchange.

      o Builder Class shareholders who elect to exchange their shares for Premier Class shares may do so free of charge as long as they meet the required minimums.

Dividends, Distributions and Taxes

Any income the Fund receives in the form of interest or dividends is paid out, less expenses, to its shareholders as dividends. The Fund declares all of its net investment income as distribution on each business day. Net investment income on the Fund is paid monthly. Any capital gains for the Fund are distributed at least annually.

You can choose from three distribution options:

      o     Reinvest all distributions in additional Fund shares

      o Receive net investment income in cash while reinvesting capital gains distributions in Fund shares

      o     Receive all distributions in cash

All dividends and distributions will be automatically reinvested at net asset value unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Premier Class shares than for Builder Class because Premier Class shares have lower expenses. Builder Class shareholders may elect to have their dividends and distributions automatically deposited directly in their bank accounts. Call 1-800-847-5886 for an authorization form.

[LOGO]  Shareholder Information

The Fund intends to pay "exempt-interest dividends", which means you should not have to pay federal income taxes or New York State or City personal income tax on this investment income; however, an investment in the Fund may result in liability for federal alternative minimum tax both for individual and corporate shareholders. In addition, if you receive social security or other benefits, you should consult your tax advisor to determine what effect your investment in the Fund may have on the federal taxation of your benefits. If the Fund distributes any interest earned on taxable obligations, as well as any net short-term capital gains, these are taxable as ordinary income. For federal income tax purposes, long-term capital gains designated by the Fund as such will be taxable generally at a 20% rate for noncorporate shareholders. The type of capital gains realized and distributed by the Fund will vary with the length of time the Fund has held the security -- not how long you have had your money invested in the Fund. Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. However, an exchange of shares between the Premier and Builder Classes is not taxable.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions will generally be treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to other state and local taxes, including withholding taxes.
--------------------------------------------------------------------------------
Avoid Back-up Tax Withholding

Each Fund is generally required to withhold and remit to the U.S. Treasury 30% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). These general back-up withholding rules set forth above will not, however, apply to tax-exempt entities so long as such entities furnish the Fund with an appropriate certificate.

Under current regulations, the back-up withholding tax rate will be (i) 30% for amounts paid through 2003, (ii) 29% for amounts paid during 2004 and 2005, and
(iii) 28% for amounts paid during 2006 through 2010. The back-up withholding rate reductions will expire and the back-up withholding rate will return to 31% (the pre-2002 level) for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. To avoid back-up withholding, please make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.
--------------------------------------------------------------------------------
Foreign shareholders may be subject to special withholding requirements. The foregoing information regarding tax consequences is not intended to constitute advice or counseling to any particular individual. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular circumstances.

[LOGO]  Other Information About the Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report. The annual report is available upon request.

                      THE EMPIRE BUILDER TAX FREE BOND FUND
                              Financial Highlights
      For a share of beneficial interest outstanding throughout each period

                                   Year Ended          Year Ended         Year Ended         Year Ended         Year Ended
                               ------------------  -----------------  -----------------  -----------------  -----------------
                                February 28, 2002  February 28, 2001  February 29, 2000  February 28, 1999  February 28, 1998
                               ------------------  -----------------  -----------------  -----------------  -----------------
                               Builder   Premier   Builder  Premier   Builder  Premier   Builder  Premier   Builder  Premier
                                Class     Class     Class    Class     Class    Class     Class     Class    Class    Class
                               -------   -------   -------  -------   -------  -------   -------  -------   -------  -------
Net Asset Value,
   Beginning of Period         $ 17.69   $ 17.69   $ 16.32  $ 16.32   $ 17.88  $ 17.88   $ 18.22  $ 18.22   $ 17.73  $ 17.73
----------------------------------------------------------------------------------------------------------------------------
Income from
   Investment Operations:
   Net investment income          0.72      0.77      0.73     0.79      0.78     0.84      0.75     0.80      0.79     0.84
   Net realized and unrealized
     gains/(losses) on securities 0.27      0.27      1.37     1.37     (1.55)   (1.56)     0.11     0.12      0.56     0.56
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment
     Operations                   0.99      1.04      2.10     2.16     (0.77)   (0.72)     0.86     0.92      1.35     1.40
Less Distributions:
   Distributions from net
     investment income           (0.71)    (0.76)    (0.73)   (0.79)    (0.76)   (0.81)    (0.75)   (0.81)    (0.79)   (0.84)
   Distributions from net
     realized capital gains      (0.17)    (0.17)       --       --     (0.03)   (0.03)    (0.45)   (0.45)    (0.07)   (0.07)
----------------------------------------------------------------------------------------------------------------------------
   Total distributions           (0.88)    (0.93)    (0.73)   (0.79)    (0.79)   (0.84)    (1.20)   (1.26)    (0.86)   (0.91)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period               $ 17.80   $ 17.80   $ 17.69  $ 17.69   $ 16.32  $ 16.32   $ 17.88  $ 17.88   $ 18.22 $  18.22
----------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales
   charge)                        5.74%     6.01%    13.15%   13.53%   (4.39)%   (4.12)%    4.87%    5.17%     7.82%    8.08%
Ratios/Supplementary Data:
 Net Assets, End of Period
   (in thousands)              $54,253   $59,910   $53,937  $60,418   $50,347  $55,636   $57,610  $63,657   $59,091  $64,439
   Ratios of Net Investment
     Income to Average Net
     Assets                       4.04%     4.30%     4.31%    4.65%     4.47%    4.75%     4.15%    4.44%     4.42%    4.66%
   Ratios of Expenses to
     Average Net Assets           1.14%     0.88%     1.20%    0.86%     1.08%    0.79%     1.11%    0.82%     1.06%    0.81%
   Ratios of Expenses to
     Average Net Assets*          1.14%     0.88%     1.22%    0.88%     1.12%    0.83%     1.15%    0.86%     1.16%    0.91%
   Portfolio Turnover Rate (a)   98.29%    98.29%   121.96%  121.96%    90.84% 9  0.84%   174.34%  174.34%   201.00%  201.00%

* The ratio does not include a reduction of expenses for custodian fee credits of cash balances maintained with the custodian.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[LOGO]

For More Information

For more information about the Fund, the following documents are available free upon request:

Annual and Semi-Annual Reports:

The Fund's Annual and Semi-Annual Reports to shareholders contain additional information on the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference into and is legally considered a part of this prospectus.

You can obtain free copies of the SAI and Annual and Semi-Annual Reports, or request other information and discuss your questions about The Empire Builder Tax Free Bond Fund by contacting a participating dealer that sells the Fund, or by contacting:

              The Empire Builder Tax Free Bond Fund
              3435 Stelzer Road
              Columbus, Ohio 43219
              Telephone: 1-800-847-5886 (8:00 a.m.-- 9:00 p.m. Eastern time)
            -----------------------------------------------------------------

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C.
(For information about their operation call 1-202-942-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic repquest:

publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-3907

THE
EMPIRE
BUILDER
TAX
FREE
BOND
FUND





PROSPECTUS & PRIVACY POLICY

PREMIER CLASS
BUILDER CLASS

JUNE 28, 2002

EMPIRE BUILDER

                      The Empire Builder Tax Free Bond Fund
                              Glickenhaus & Company
                                 Privacy Policy
                                 --------------

      The following statement of privacy policy is issued by Glickenhaus & Company ("Glickenhaus") and The Empire Builder Tax Free Bond Fund (the "Fund").

      We consider customer privacy to be fundamental to our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of clients' personal information. It is therefore our policy to respect the privacy of current and former clients and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve client needs.

      In the course of providing products and services, we collect nonpublic personal information about clients. We collect this information from sources such as account applications, other account forms, and transactions made with us.

      We do not disclose non-public personal information to affiliates or non-affiliated third parties, except as allowed by applicable law or regulation. In the normal course of serving clients, information we collect may be shared with companies that perform various services such as transfer agents, custodians, broker-dealers and marketing service firms [as well as with other financial institutions with whom we have joint marketing agreements]. We may share information in connection with servicing accounts or to inform clients of products and services that might be of interest. Specifically, we may disclose nonpublic personal information including:

      o Information we receive on applications or other forms, such as name, address, account or tax identification number, the types and amounts of investments, and bank account information.

      o Information about transactions with us, our affiliates or others, such as participation in mutual funds or other investment programs sponsored by Glickenhaus, ownership of certain types of accounts such as IRAs, or other account data.

      The organizations that receive client information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose.

      Access to customers' nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

      The policies and practices above apply to both current and former customers.

      For questions concerning this policy, please contact us by writing to The Empire Builder Tax Free Bond Fund c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-847-5886.

                       This is not part of the Prospectus

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                       Statement of Additional Information
                                  June 28, 2002

      This Statement of Additional Information ("SAI") contains material which may be of interest to investors but which is not included in the Prospectus of The Empire Builder Tax Free Bond Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus of the Fund dated June 28, 2002, as supplemented from time to time, (the "Prospectus"). This SAI should be read in conjunction with the Prospectus. Certain disclosure is incorporated into this SAI from the Fund's Annual Report. Investors may obtain a free copy of the Prospectus and/or Annual Report by writing to BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219 or by calling 1-800-847-5886.

                                Table of Contents


                                                                       Page

         Definitions....................................................2
         Fund History...................................................2
         Investment Goal and Policies...................................2
         Investment Restrictions........................................9
         Management....................................................11
         Trustee Compensation..........................................14
         Investment Adviser............................................14
         Determination of Net Asset Value..............................17
         Fund Performance..............................................18
         Purchase of Shares............................................21
         Investment Programs...........................................22
         Taxes.........................................................24
         Automatic Withdrawal Program for Builder Class Shares.........26
         Shareholder Liability.........................................26
         Shareholder Voting............................................26
         Independent Accountants.......................................27
         Financial Statements..........................................27
         Custodian.....................................................27

         Appendix A - Investment Ratings..............................A-1

                                   DEFINITIONS


The "Fund"                              The Empire Builder Tax Free Bond Fund

The "Adviser" or the "Distributor"      Glickenhaus & Co., the Fund's Adviser
                                        and Principal Underwriter

The "Administrator"                     BISYS Fund Services Ohio, Inc., or
                                        BISYS Fund Services Limited Partnership, as applicable, the Fund's Administrator

The "Transfer Agent" or "Fund           BISYS Fund Services, Inc.
Accounting Agent"

The "SEC"                               The Securities and Exchange Commission

                                  FUND HISTORY

      The Fund was organized as a Massachusetts business trust on September 30, 1983. A copy of the Fund's Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

      The Fund is a no-load, open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares. Shares of different series or classes can bear different levels of expenses. The Fund's shares are not presently divided into series. The Fund's shares are, however, currently divided into two classes: the Premier Class and the Builder Class. The two classes bear all Fund expenses pro rata based on the aggregate net asset value of the outstanding shares of the two classes, except that transfer agency costs are allocated between the two classes based on the number of shareholder accounts in each class.

                          INVESTMENT GOAL AND POLICIES

      The Fund's investment goal and its investment policies are described in detail in the Prospectus. The investment goal of the Fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital. This SAI contains additional information about those policies and about certain miscellaneous investment practices in which the Fund may engage. The Fund is also subject to certain investment restrictions described below.

New York Tax Exempt Bonds

         As used in this SAI, the term "New York Tax Exempt Bonds" refers to debt securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). New York Tax Exempt Bonds consist primarily of bonds of the State of New York, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain New York Tax Exempt Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term New York Tax Exempt Bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions"). However, as described in the Prospectus under "Dividends, Distributions and Taxes," the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund's income distributions.

      In  addition,   the  term  "New  York  Tax  Exempt  Bonds"  includes  debt obligations issued by other governmental entities (for example, U.S. possessions, such as Puerto Rico, Guam and the Virgin Islands) if such debt obligations generate interest income which is exempt from federal income tax and New York State and City personal income taxes (other than any alternative minimum taxes).

      New York Tax Exempt Bonds purchased by the Fund will be of "investment grade" quality. This means that at the time of purchase, the bonds will be rated in the four highest grades assigned by both Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) and Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB) or will be unrated securities which the Adviser determines are of comparable quality (A description of the four highest grades of debt securities and the highest grade of commercial paper of Moody's and of S&P is included in this SAI.). The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated Baa by Moody's or BBB by S&P at the time of purchase or that, if unrated, are determined by the Adviser to be of comparable quality. Securities rated Baa or BBB (and comparable unrated securities) have some speculative characteristics; unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities. (Bonds rated Baa by Moody's are considered medium grade obligations, the security for payment of interest and principal being currently considered adequate, but certain protective elements may be lacking over any great length of time. S&P's description of BBB bonds is similar.) It should be noted that the amount of information about the financial condition of an issuer of New York Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities, such as New York Tax Exempt Bonds, generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations and in the ability of an issuer to make payments of interest and principal will also affect the values of these investments. The value of the Fund's shares will fluctuate with the value of its investments.

      Because preservation of capital is part of the Fund's investment objective, and the portion of the Fund's assets that may be invested in securities rated below A (and comparable unrated securities) is limited, the Fund's yield and total return may be significantly lower than that of many other New York Tax Exempt Bond Funds during any particular period or over extended periods. For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet repurchase or redemption obligations or to pay expenses), the Fund may invest in taxable obligations, provided that not more than 10% of the Fund's income distributions are subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes. The Fund may also invest in taxable obligations on a temporary defensive basis due to market conditions, in which case more than 10% of the Fund's income distributions could be subject to federal income tax, alternative minimum tax and/or New York State and City personal income taxes. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's or S&P, commercial paper rated in the highest two grades by either of such rating services, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash.

      Classifications of New York Tax Exempt Bonds. The two principal classifications of New York Tax Exempt Bonds are general obligation and revenue bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source and generally not from the unlimited revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue bonds, and depend heavily on the creditworthiness of the user of the facilities.

      Special Considerations Concerning New York Tax Exempt Bonds. Since the Fund invests primarily in New York Tax Exempt Bonds, the performance of the Fund may be affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Bonds to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state or local governments and political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to them and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of New York Tax Exempt Bonds may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Tax Exempt Bonds may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in New York or a particular locality. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other New York Tax Exempt Bonds as well.

      There are,  of course,  variations  in the credit  quality of New York Tax
Exempt   Bonds,   both   within  a   particular   classification   and   between
classifications, depending on numerous factors (see Appendix A).

      Yields. The yields on New York Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the New York Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the New York Tax Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York Tax Exempt Bonds with the same maturity, interest rate and rating may have different yields while New York Tax Exempt Bonds of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of New York Tax Exempt Bonds or other investment may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

      "Moral Obligation" Bonds. The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

      Additional Risks. Securities in which the Fund may invest, including New York Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their New York Tax Exempt Bonds may be materially affected or that their obligations may be found to be invalid and unenforceable.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of New York Tax Exempt Bonds for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Hedging Activities

      General Characteristics of Futures Contracts. The Fund may purchase and sell financial futures contracts and related options in order to hedge against a change in the values of securities that the Fund owns or expects to purchase.

      A futures contract sale generally creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. (As described below, however, index futures contracts do not require actual delivery of the securities making up an index.) A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument on a specified delivery date at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

      Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash and/or securities. This amount is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

      Subsequent payments to and from the broker involved in the transaction occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the futures contract fluctuates. For example, when the Fund has purchased a futures contract and the price of the underlying index or security has risen, that position may have increased in value, in which event the Fund would receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying index or security has declined, the position may be less valuable, in which event the Fund would be required to make a variation margin payment to the broker.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase.

      The Fund may purchase and sell futures contracts on The Bond Buyer Municipal Bond Index (the "Index") (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York Tax Exempt Bonds which the Fund owns or expects to purchase. For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of New York Tax Exempt Bonds held by the Fund would decline, but this decline would usually, but not necessarily, be offset in whole or in part by an increase in the value of the Fund's position in futures contracts. If, on the other hand, the Fund had cash reserves and short-term investments pending anticipated investment in New York Tax Exempt Bonds, and the Adviser expected interest rates to decline, the Fund might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of New York Tax Exempt Bonds without actually buying them until the market had stabilized.

      The Fund may also purchase and sell, subject to the limitations set forth in the Prospectus, futures and options on U.S. Treasury securities ("Treasury Futures") in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt bonds as changes in value of the Index. However, Treasury Futures generally offer greater liquidity than futures contracts on the Index, which reduces the risk that the Fund will not be able to liquidate a position in a futures contract and may also make Treasury Futures a more effective hedging tool than futures on the Index in some market conditions.

      The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

      The successful use of futures and related options and of index options will usually depend on the Adviser's ability to forecast interest rate movements correctly. The Fund's ability to hedge its portfolio positions through these transactions also depends on the degree of correlation between the index underlying the futures and options purchased and sold by the Fund and the New York Tax Exempt Bonds which are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. In the case of options purchased by the Fund, the risk of loss is limited to the premium paid, whereas in the case of options written by the Fund and in the case of a purchase or sale of futures contract, the risk of loss is limited only to the extent that increases in the value of the Fund's investment in securities during the period of the futures contract may offset losses on the futures contract over the same period.

      Income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or City personal income taxes.

      Index futures contracts and options. An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is based on the current value of the index. For example, the Index futures contract currently traded on the Chicago Board of Trade is based on the Index The Index is composed of 40 high quality tax-exempt bonds and is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Index assigns relative weightings to the tax-exempt bonds included in the Index, and the Index fluctuates with changes in the market values of those bonds. The Index futures contract trades in units equal to $1,000 times the value of the Index. Unlike futures contracts relating to a single specific security, which require the actual delivery of the underlying security at a future date, no delivery of the actual securities making up the index will take place under an index futures contract. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being based on the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will gain $250,000 (50 units times a gain of 5 times $1000). If the Fund enters into a futures contract to sell 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will lose $250,000 (50 units times a loss of 5 times $1000).

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right in return for the premium paid to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the specific securities, at the specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Index futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account maintained with respect to the option, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made on the expiration date entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contracts are based. Purchasers of options who fail to exercise their options prior to expiration suffer a loss of the premium paid.

      As an alternative to purchasing call and put options on an index futures contract, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Such options would be used in a manner similar to the use of options on index futures contracts.

      Special Risks of Transactions in Futures Contracts and Related Options -- Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises in connection with the use of index futures contracts and options because of the imperfect correlation between movements in the prices of the Index futures contracts and movements in the prices of the securities that are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on indices the movements of which are, in its judgment, likely to correlate closely with movements in the prices of the Fund's portfolio securities sought to be hedged. In addition to the degree of correlation to the prices of the Fund's portfolio securities, the Adviser will consider the liquidity of the market in which the applicable futures contract is traded.

      Successful use of index futures contracts and related options by the Fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased put options on Index futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the put options and also experience a decline in the value of its portfolio securities. In addition, the prices of index futures and related options may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market in general, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time period. The Adviser believes, however, that over time the over-all value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate with the price movements of the portfolio securities sought to be hedged.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying securities or index. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      Liquidity risks. To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the maintenance of a liquid secondary market. There can be no assurance that this market will exist when the Fund seeks to close a position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Miscellaneous Investment Practices

      Forward Commitments. New issues of New York Tax Exempt Bonds and other debt securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with the Fund's custodian, certain liquid obligations in an amount sufficient to meet the purchase price at all times. When the time comes to pay for when issued securities, the Fund will meet its obligations from its then available cash flow, from the sale of securities held in the segregated account or sale of other securities, or, although it would not ordinarily expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Forward commitments may themselves be considered securities. They involve a risk of loss if the value of the New York Tax Exempt Bond or other security to be purchased declines prior to the settlement date; and because such risk is in addition to the risk of decline in value of the Fund's other assets, forward commitments may involve a form of leveraging. Although the Fund will generally enter into forward commitments with the intention of acquiring New York Tax Exempt Bonds or other securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

      Taxable Investments. The Fund may invest in taxable obligations temporarily, such as pending new investments, or when it needs to keep its assets particularly liquid, such as to meet repurchase or redemption obligations or to pay expenses. However, not more than 10% of the Fund's income distributions may be subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes under normal market conditions.

      Futures and Options and Treasury Futures. The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase. The Fund may also purchase and sell futures and options on U.S. Treasury securities in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt Bonds as changes in value of the Index. The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

      Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. The Fund's portfolio turnover in 2002 was 98% and in 2001 it was 122%, due to changes in market conditions.

      Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The Adviser believes that, in general, the secondary market for New York Tax Exempt Bonds is less liquid than that for taxable fixed-income securities.

Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited at any particular time and with respect to any particular securities.. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of New York Tax Exempt Bonds or changes in the investment objectives of investors.

      Repurchase Agreements. The Fund may enter into repurchase agreements with registered broker/dealers and with U.S. commercial banks with respect to not more than 10% of the value of its total assets (taken at current value) except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The seller's obligations are secured by collateral (which is marked to market on a daily basis) having a market value not less than the value of the securities purchased by the Fund plus accrued interest. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income during this period and (c) expenses of enforcing its rights. If a repurchase agreement is treated as a securities loan, the Fund will not have title to the collateral. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities.

                                   ----------

      Except as described below under  "Investment  Restrictions" and except for
(1) the policy that under normal market conditions at least 90% of the Fund's income distributions will be exempt from federal income tax, alternative minimum tax, and New York State and City personal income taxes and (2) the policy that Fund distributions from interest income on "private activity bonds" the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions, the investment policies described in the Prospectus and in this SAI are not fundamental and the Trustees may change such policies without any shareholder vote. As a matter of policy, however, the Trustees would not change the Fund's investment objective without a vote of a majority of the outstanding voting securities of the Fund as defined below.

                             INVESTMENT RESTRICTIONS

      As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund will not:

            (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made.)

            (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purposes of this restriction, collateral arrangements with respect to margin for financial futures (including securities index futures) contracts, options on such futures contracts and options on securities indexes are not deemed to be pledges of assets.

            (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts or options on securities indexes.

            (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

            (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

            (6)  Purchase  or  sell  real  estate,   although  it  may  purchase
      securities which are secured by or represent interests in real estate.

            (7) Purchase or sell commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options.

            (8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

            (9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

            (10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to New York Tax Exempt Bonds.

            (11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

            (12) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry.

            (13) Acquire more than 10% of the voting securities of any issuer.

            (14) Issue any class of securities which is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

            (15) Invest in (a) securities which in the opinion of the Fund's investment adviser at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction 11 above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and
      (c) above.

      It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

            (1) Invest in the securities of other investment companies, except shares of other open-end management investment companies purchased on a no-load basis or by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Fund generally may not (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets

      (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

            (2) Purchase options or puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy and sell call and put options on financial futures (including securities index futures) contracts and on securities indexes; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

            (3) Invest in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years, and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the Fund's total assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue New York Tax Exempt Bonds.

            (4) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

            (5) Purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

                                   ----------

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                   MANAGEMENT

      The Trustees of the Fund are responsible under the terms of its Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund's business. The following table shows information concerning the Trustees and principal officers of the Fund, including their principal occupation for at least the past 5 years.

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Fund

 ------------------------------------------------------------------------------------------------------------------
  Name, Address, and Age  Position(s)     Term of       Principal Occupation(s)       Number of        Other
                           Held with    Office with       During Past 5 Years       Portfolios in   Directorships
                              Fund        Trust -                                   Fund Complex   Held by Trustee
                                         Length of                                   Overseen by
                                        Time Served*                                   Trustee
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
 Edward A. Falkenberg       Trustee        Since     Principal, ACME Real Estate          1             None
 800 Third Avenue                        August 20,  (1998 to present); formerly,
 New York, NY  10022                        1989     Vice President and
 (61)                                                Controller, Joseph E. Seagram
                                                     & Sons, Inc.; Controller
                                                     Seagram Company Ltd. (prior
                                                     to 1998).
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
  Name, Address, and Age  Position(s)     Term of       Principal Occupation(s)       Number of        Other
                           Held with    Office with       During Past 5 Years       Portfolios in   Directorships
                              Fund        Trust -                                   Fund Complex   Held by Trustee
                                         Length of                                   Overseen by
                                        Time Served*                                   Trustee
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
 Edward A. Kuczmarski       Trustee        Since     Certified Public Accountant          1       Director of New
 477 Madison Avenue,                      April 9,   and Partner, Hays & Co.                         York Daily
 10th Floor                                1984                                                   Tax-Free Income
 New York, NY  10022                                                                                 Fund, Inc.
 (52)
 ------------------------------------------------------------------------------------------------------------------
 Elizabeth B. Newell        Trustee        Since     Director, Park Avenue                1       Director of New
 23 West Street                           April 9,   Christian Day School (2001 to                   York Daily
 Oxford  0X20B0Q                           1984      present) and Director, The                   Tax-Free Income
 ENGLAND                                             American School in                              Fund, Inc.
 (61)                                                Switzerland (1991 to present).
 ------------------------------------------------------------------------------------------------------------------
 John P. Steines            Trustee        Since     Professor of Law, New York           1       Director of New
 40 Washington Square                    August 6,   University School of Law                        York Daily
 South                                     1984      (1978 to present) and                        Tax-Free Income
 New York, NY  10012                                 Counsel, Deloitte & Touche                      Fund, Inc.
 (53)                                                LLP (2001 to present);
                                                     formerly Counsel, Weil,
                                                     Gotshal & Manges (law firm)
                                                     (1984 to 2001).
 ------------------------------------------------------------------------------------------------------------------

Trustees who are Interested Persons (as defined in the 1940 Act) and Other Officers of the Fund

 ------------------------------------------------------------------------------------------------------------------
  Name, Address, and Age  Position(s)     Term of       Principal Occupation(s)       Number of        Other
                           Held with    Office with       During Past 5 Years       Portfolios in   Directorships
                              Fund        Trust -                                   Fund Complex   Held by Trustee
                                         Length of                                   Overseen by
                                        Time Served*                                   Trustee
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
 Seth M. Glickenhaus        Trustee,       Since     Senior Partner of Glickenhaus       1             None
 6 East 43rd Street       Chairman of     April 9,   & Co.
 New York, NY 10017      the Board and     1989
 (87)                     President of
                            the Fund
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
 Michael J. Lynch         Senior Vice      Since    Director, Unit Trust                ----
 6 East 43rd Street        President    March 1997  Department Glickenhaus & Co.
 New York, NY 10017                                 (1997 to present); formerly
 (39)                                               Divisional Vice President/Desk
                                                    Supervisor, Unit Investment
                                                    Trust PaineWebber.
 ------------------------------------------------------------------------------------------------------------------
 Elba Vasquez                 Vice        Since    Vice President of Client            ----            ----
 90 Park Ave, 10th Fl    President and  March 2002  Services, BISYS Fund Services
 New York, NY 10016 (40)   Secretary                (April 2001 to present);
                                                    formerly Vice President, Funds
                                                    Distributor Inc.
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
  Name, Address, and Age  Position(s)     Term of       Principal Occupation(s)       Number of        Other
                           Held with    Office with       During Past 5 Years       Portfolios in   Directorships
                              Fund        Trust -                                   Fund Complex   Held by Trustee
                                         Length of                                   Overseen by
                                        Time Served*                                   Trustee
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
 Scott M. Zoltowski      Vice President   Since     Senior Counsel, BISYS Fund          ----           ----
 60 State Street                        June 2002   Services (2001 to present);
 Ste. 1300                                          formerly Associated with
 Boston, MA 02109                                   Dechert (law firm) (1999 to
 (33)                                               2001); formerly Counsel, ALPS,
                                                    Inc. (1998 to 1999); formerly
                                                    Director and Attorney, FMR.
                                                    Corp.
 ------------------------------------------------------------------------------------------------------------------
 Steven D. Pierce          Assistant       Since    Vice President of Accounting,       ----            ----
 3435 Stelzer Road         Treasurer     September  BISYS Fund Services (April
 Columbus, OH 43219                        2001     1999 to present); formerly
 (36)                                               Manager, CAN Insurance.
 ------------------------------------------------------------------------------------------------------------------


Each Trustee Serves until (s)he resignes or is removed in accordance with the Fund's Amended and Restated Agreement and Declaration of Trust.

Ownership of Fund Shares

      As of May 31, 2002, to the knowledge of the Administrator, the Officers and the Trustees of the Fund, as a group, own less than 1% of the outstanding voting shares of the Fund and no one shareholder owned 5% or more of the Fund. As of December 31, 2002, the dollar range of equity securities owned by each Trustee in the Fund was as follows:

--------------------------------------------------------------------------------
Name of Trustee:               Dollar Range of       Aggregate Dollar Range of
                             Equity Securities    Equity Securities in All Funds
                                in the Fund        Overseen by Trustee in Family
                                                      of Investment Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Seth M. Glickenhaus*           None                     None
--------------------------------------------------------------------------------
Edward A. Falkenberg           None                     None
--------------------------------------------------------------------------------
Edward A. Kuczmarski           $1 - $10,000             $1 - $10,000
--------------------------------------------------------------------------------
Elizabeth B. Newell            None                     None
--------------------------------------------------------------------------------
John P. Steines                Over $100,000            Over $100,000
--------------------------------------------------------------------------------
* Trustee who is an "interested person" as defined in the 1940 Act.

Trustee Committees

      Currently, the Board of Trustees has an audit committee which is comprised solely of those Trustees who are not considered "interested persons" of the Company, as that term is defined in Section 2(a)(19) the 1940 Act (the "independent trustees"). The audit committee, which met once during 2001, (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit; and
(iii) reviews the annual audit with the independent auditors and the annual financial statements of the Funds.

Code of Ethics

      The Fund and the Adviser (which is also the Distributor) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Code permits investment personnel to invest in securities for their personal accounts, including securities that may be purchased by the Fund, subject to certain procedures intended to prevent abuses.

                              TRUSTEE COMPENSATION

      The following table shows the compensation paid by the Fund to the Trustees for fiscal year ended February 28, 2002.



Name of Trustee              Aggregate          Total      Est. Annual   From Registrant
                           Compensation     Compensation  Benefits Upon  and Fund Complex
                          from the Fund      Retirement     Retirement   Paid to Trustees
                                              Benefits
                                           Accrued As Part
                                          of Fund Expenses

Seth M. Glickenhaus*           $0                $0             $0              $0

Edward Falkenberg            $5,500              $0             $0            $5,500

Edward A. Kuczmarski         $5,500              $0             $0            $5,500

Elizabeth B. Newell          $5,500              $0             $0            $5,500

John P. Steines              $5,500              $0             $0            $5,500

* Trustee who is an "interested person" as defined in the 1940 Act.

      Trustees of the Fund not affiliated with the Adviser or BISYS Fund Services receive an annual fee of $3,000 and an additional fee of $500 for each Trustees' meeting attended. Trustees who are not interested persons of the Fund and who serve on committees of the Trustees receive additional fees for attendance at committee meetings. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

      Messrs. Glickenhaus, Lynch, Zoltowski, Pierce and Ms. Vasquez, as partners, officers, employees or shareholders of the Adviser or the Administrator, will benefit indirectly from the fees paid by the Fund to the Adviser or the Administrator.

                               INVESTMENT ADVISER

      Glickenhaus & Co. (the "Adviser") was founded in 1961 by Seth M. Glickenhaus, who is Chairman of the Board and President of the Fund and a controlling person of the Adviser. The Adviser managed approximately $613 million of equity and fixed-income securities as of December 31, 2001, and acts as a securities broker-dealer and as sponsor of Empire State Municipal Exempt Trust, Empire Guaranteed Services and Empire Maximus AMT Series A, which are unit investment trusts.

      The Adviser serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund dated as of July 1, 1988. Pursuant to the Investment Advisory Agreement, the Adviser provides investment research, advice and supervision to the Fund and is responsible for formulating a continuous program for investment of the Fund's assets, subject to the general supervision of the Fund's Trustees. The Adviser places orders for all purchases and sales of the Fund's portfolio securities. The Adviser also compensates its own partners and employees who serve as trustees or officers of the Fund.

      The  compensation  payable to the Adviser  under the  Investment  Advisory
Agreement is a monthly fee based on the average net asset value of the Fund, determined at the close of each business day during the month, at the following annual rates: 0.40% of the first $100,000,000 of average daily net asset value and 0.3333% of any excess of average daily net assets over $100,000,000. The Adviser's compensation under the Investment Advisory Agreement is subject to reduction to the extent that in any year the Fund's expenses, including the Adviser's fee, exceed 1.50% of the Fund's average annual net assets.

      The Fund pays all expenses not assumed by the Adviser, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, shareholder servicing, shareholder reporting, registration and blue sky expenses.

      As indicated under "Portfolio Transactions" below, the Adviser may place Fund portfolio transactions with broker/dealers who furnish the Adviser, without cost to the Adviser, certain research, statistical and quotation services of value to the Adviser and its affiliates in advising the Fund and other clients. In so doing, the Adviser may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See "Portfolio Transactions."

      The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of the Adviser.

      The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on not more than 60 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Agreement also terminates without payment of any penalty in the event of its assignment, as such term is defined in the 1940 Act. The Agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser or the Fund cast in person at a meeting called for such purpose. In each of the foregoing cases, the vote of the shareholders required is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

      In approving the Funds' Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the Trustees with experienced counsel that is independent of the Adviser.

      The Trustees' evaluation of the quality of the Adviser's services took into account the scope and quality of the Adviser's in-house research capability and other resources dedicated to performing its services.

      In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the fees of the Fund to those of competitive funds and other funds with similar investment objectives. The Trustees also considered a voluntary expense limitation under which the Adviser has set a cap (as described below) on overall Fund expenses and has agreed to waive fees and/or reimburse expenses as needed to keep the Fund's expenses below such cap.

      For these purposes, the Trustees took into account not only the fees payable by the Fund, but also so-called "fallout benefits" to the Adviser, such as the convenience to investors in the Adviser's New York tax exempt unit investment trusts of the availability of the Fund for automatic investment of amounts distributed from the unit investment trusts. In evaluating the Fund's advisory fee, the Trustees also took into account the demands and complexity of the investment management of the Fund.

      The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems of the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating to the personal trading of its officers and employees). The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

No single factor was considered in isolation or to be determinative of the decision of the Trustees to approve the Investment Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to approve the Investment Advisory Agreement, including the fees to be charged for services thereunder.

      For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Fund paid the Adviser $446,484, $433,160 and $445,452 respectively, in fees.

      Voluntary Expense Limitation. The Adviser has voluntarily agreed, until further notice to the Fund, to limit the total expenses of each class of the Fund to the annual rate of 1.50% of the Fund's average net assets of such class. In the event the Adviser terminates its voluntary agreement, the Fund's Prospectus will be supplemented.

Portfolio Transactions

      Investment Decisions. Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients at the same time that it is sold for one or more other clients. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by them. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


      Brokerage and Research Services. It is anticipated that most purchases and sales of portfolio investments will be with underwriters of or dealers in New York Tax Exempt Bonds and other tax-exempt securities, acting as principal. Accordingly, it is not anticipated that the Fund will pay significant brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, where most of the Fund's portfolio transactions will be effected, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriters or dealer.

      The Adviser will place all orders for the purchase and sale of portfolio securities for the Fund and will buy and sell securities for the Fund through a substantial number of dealers. In so doing, the Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, for example, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the dealer involved and the quality of service rendered by the dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser will receive research, statistical and quotation services from many dealers with which the Adviser places the Fund's portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser receives such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Investment Advisory Agreement, the Adviser may cause the Fund to pay a dealer which provides "brokerage and research services" (as defined in such Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another dealer would have charged for effecting that transaction. The

Adviser's authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

      Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which the Adviser is a member (but not from the Adviser itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Fund.

      In addition, subject to the provisions of the 1940 Act and to policies of the Trustees adopted from time to time, the Adviser may also act as agent in connection with the purchase and sale of portfolio securities which are not effected on a stock exchange. Under such circumstances, the Adviser would receive and retain a commission from the Fund for its services.

      During the fiscal years ended February 29, 2000 and February 28, 2002 the Fund paid no brokerage commissions. During the fiscal year ended February 28, 2001, the Fund paid $2,925 in aggregate brokerage commissions.

Principal Underwriter

      Glickenhaus & Co. (in such capacity, the "Distributor"), 6 East 43rd Street, New York, New York 10017, is the principal underwriter of shares of the Fund, which are offered continuously. The Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. The Fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing prospectuses sent to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses. Since January 1995, shares of the Fund have been offered solely on a no-load basis.

Administrator and Fund Accounting Agent

      Pursuant to an Administration Agreement dated as of October 1, 1996, the Administrator provides various administrative services and personnel necessary for the operations of the Fund. For providing such services and personnel, the Administrator receives a monthly fee, based on the average net asset value of the Fund, calculated daily, at the following rates: 0.20% of the first $100,000,000 of the Fund's average net assets and 0.14% of any excess of Fund average net assets over $100,000,000. As of January 1, 2000, the Administration Agreement was amended to replace BISYS Fund Services Limited Partnership with its affiliate, BISYS Fund Services Ohio, Inc., as the current Administrator and to provide for a monthly fee, calculated as before, of: 0.15% of the Fund's average daily net assets, subject to an annual minimum fee of $200,000, plus reimbursement for certain out-of-pocket expenses. For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Fund paid the Administrator $215,978, $200,000 and $200,000, respectively, in fees under the Administration Agreement.

      The Fund Accounting Agent provides the Fund with certain accounting and related services, pursuant to a Fund Accounting Agreement dated as of October 1, 1996. For its services under the Fund Accounting Agreement, the Fund Accounting Agent receives from the Fund a monthly fee of $2,500 plus reimbursement for out-of-pocket expenses. As of January 1, 2000, the Fund Accounting Agreement was amended to provide for a monthly fee at the rate of 0.03% of the Fund's average daily net assets, subject to an annual minimum fee of $40,000, plus $10,000 for each additional class of shares after the first class. For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Fund paid the Fund Accounting Agent $46,863, $57,058 and $57,965, respectively, in fees and expenses under the Fund Accounting Agreement.

Transfer Agent

      BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent of the Fund's assets (in such capacity, the "Transfer Agent"). Since April 15, 1996, the Fund's shares have been divided into two classes: the Premier Class and the Builder Class. The transfer agency fees associated with each Class are allocated to that Class. The transfer agency fee is a specified dollar amount per shareholder account and is the same for each Class. As of January 1, 2000, the Transfer Agency Agreement was amended to provide for fees for each open and each closed shareholder account, subject to a minimum fee for the Fund and an additional minimum fee for each additional class after the first share class. Since the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agency fees as a percentage of the aggregate net assets of the class.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the Fund will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time), and on any other day on which there is sufficient trading in the Fund's portfolio securities to affect the net asset value of shares of the Fund, if shares of the Fund are sold, repurchased or redeemed on such day, in the following manner: Tax exempt securities (including New York Tax Exempt Bonds) will be stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. At the date of this SAI, this service is furnished by one of the following independent pricing agents:
Interactive Data Corporation, Bridge Information Systems, Muller Data Corporation, Standard and Poors J.J. Kenny, Merrill Lynch Securities Pricing Service, Reuters and Bloomberg. The Fund believes that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures, which have been approved by the Trustees. Tax exempt and non tax exempt securities for which market quotations are readily available will be stated at market value, which is currently determined using the last reported sale price, or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported mean price, except that U.S. government securities will be stated at the mean between the last reported bid and ask prices. Short-term notes having remaining maturities of 60 days or less will be stated at amortized cost, which approximates market. All other securities and other assets will be valued at fair value using methods approved in good faith by the Trustees. Liabilities will be deducted from the total, and the resulting amount will be divided by the number of shares outstanding.

      The Fund will not calculate net asset value on certain holidays, including New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Generally, trading in certain securities, such as tax exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith under procedures approved by the Trustees.

                                FUND PERFORMANCE

      Total Return. As summarized in the Prospectus, total return is a measure of the change in value of an investment in a class of shares of the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the shares of the same class rather than paid to the investor in cash. A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10-year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes a complete redemption at the end of each 1-, 5- and 10-year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                  P (l+T)n = ERV

         where:       P    =   a hypothetical initial payment of $1,000.
                      T    =   the average annual total return.
                      n    =   the number of years.
                      ERV  =   the ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the period.

      Total return may be stated with or without giving effect to any expense limitations in effect for the Fund. Because of the lower expense ratio of the Premier Class, the Premier Class will generally have a higher total return than the Builder Class.

      After-tax total returns are calculated as described above but in addition, take into account the effect of taxes. After-tax total returns are presented using two methods: (1) by deducting taxes paid on distributions and (2) by deducting taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rate currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). The after-tax total returns do not take into account state and local taxes or the federal alternative minimum tax. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such a qualified retirement plan. Actual after-tax total return depends on an investor's tax situation and will differ from those shown.

      The following tables set forth the average annual total returns for each class of shares of the Fund, before and after taxes, for certain time periods ended February 28, 2002.

The Empire Builder Tax Free Bond Fund - Builder Class

--------------------------------------------------------------------------------
                      Before Taxes      After Taxes           After Taxes on
                                        on Distributions      Distributions
                                                              and Sale of Shares
--------------------------------------------------------------------------------
One Year              5.74%             5.37%                 5.13%
--------------------------------------------------------------------------------
Five Years            5.27%             5.01%                 4.98%
--------------------------------------------------------------------------------
Ten Years             6.04%             5.77%                 5.71%
--------------------------------------------------------------------------------

The Empire Builder Tax Free Bond Fund - Premier Class

--------------------------------------------------------------------------------
                      Before Taxes      After Taxes           After Taxes on
                                        on Distributions      Distributions
                                                              and Sale of Shares
--------------------------------------------------------------------------------
One Year              6.01%             5.65%                 5.40%
--------------------------------------------------------------------------------
Five Years            5.57%             5.31%                 5.28%
--------------------------------------------------------------------------------
Since Inception       5.83%             5.57%                 5.52%
(April 15, 1996)
--------------------------------------------------------------------------------

      Yield and Tax-Equivalent Yield. In addition to total return, Fund may quote performance in terms of a 30-day yield for each class of shares. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                  YIELD  =  2[(a - b  +1)6 - 1 ]
                              ------
                               cd

      where:  a  =  dividends and interest earned during the period.

              b  =  expenses accrued for the period (net of any reimbursements).
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d  =  the maximum offering price per share on the last day of the period.

      For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      Each class's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the class. These factors, possible differences in the methods used in calculating yield (in the case of investment vehicles that are not registered investment companies) and the tax exempt status of distributions should be considered when comparing the Fund's yields to yields published for other investment companies and other investment vehicles. Yields should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund. Yields may be stated with or without giving effect to any expense limitations in effect for the Fund.

      The Fund may also advertise a tax-equivalent yield for each class, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal, federal and state or federal, state and local income tax rate for taxpayers in that tax bracket plus (ii) any taxable income of the Fund. Because of the lower expense ratio of the Premier Class, the Premier Class will generally have a higher yield than the Builder Class.

      Based on the foregoing calculations, the 30-day yield and tax-equivalent yield for the Builder Class of the Fund were 4.03% and 8.06%, respectively, for the period ended February 28, 2002. The 30-day yield and tax-equivalent yield for the Premier Class of the Fund were 4.23% and 8.46%, respectively, for the period ended February 28, 2002. The tax-equivalent yield is based upon the combined city, state and federal tax marginal rate assumption of 50.00%. This rate takes into account the deductibility of state and local income taxes for federal income tax purposes and the full limitation on that deductibility.

      Comparisons. From time to time, in advertising and marketing literature, in connection with communicating its performance to current or prospective shareholders, the Fund may compare its performance to the performance of various indexes. The indexes used may include, but are not limited to, Lehman Brothers Municipal Bond Index, Bloomberg, Bond Buyer 40 and other bond or equity indexes. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

      The Fund's performance may also be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. and Value Line Mutual Fund Survey. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, according to fund objective and portfolio holdings.

      The Fund may also be compared to funds with similar volatility, as measured statistically by independent organizations. The statistical measures known as beta and standard deviation may be used for measuring the Fund's relative risk. Beta is a measure of the volatility of the value of a Fund share in relation to the volatility of a market index of securities. The value assigned to the market index is 1.00. A fund with a beta of 1.20 during a specified period experienced net asset value fluctuation 20% greater than the price fluctuation of the index during the same period, and was therefore 1.20 times as volatile as the index. Conversely, a fund with a beta of 0.80 was only 80% as volatile as the index. Standard deviation measures the Fund's short-term fluctuations in share value independent of the market. A fund with a high standard deviation fluctuated more in share value than one with a low standard deviation. Beta and standard deviation are measures of price volatility during a specified past period, and should not be regarded as predictions of future volatility.

      The Fund may also compare its performance against the U.S. Bureau of Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major U.S. household expenditure groups.

      General. At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that past results will continue.

      Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yields will vary. An investor's focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                               PURCHASE OF SHARES

      The Prospectus contains a general description of how investors may buy shares of the Fund. This SAI contains additional information which may be of interest to investors. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

      The Fund's shares may be purchased from broker/dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor ("Qualified Dealers") in states where shares are qualified for offer and sale. The price of shares to the investor is the net asset value for the relevant class of shares next determined after acceptance of an order by the Transfer Agent. The net asset value of each class is computed once daily on each day that the New York Stock Exchange is open as of the close of regular trading (the "closing time") on the Exchange. At the date of this SAI, the close of regular trading is normally 4:00 p.m., Eastern time, but this time may be changed. The net asset values so determined become effective at the New York Stock Exchange closing time. Orders for shares of the Fund received by Qualified Dealers prior to the New York Stock Exchange closing time are confirmed by the Transfer Agent at the relevant net asset value determined as at such closing time, provided the order is received and accepted by the Transfer Agent prior to its close of business. It is the responsibility of the dealer to transmit such orders so that they will be received by the Transfer Agent prior to its close of business at 4:00 p.m. Eastern time. Orders received by Qualified Dealers subsequent to the New York Stock Exchange closing time will be confirmed at the relevant net asset value determined as at the closing time on the next day the New York Stock Exchange is open. The Distributor will purchase shares from the Fund at net asset value and sell them to Qualified Dealers.

      The two classes of shares offer different services and features. Premier Class shares bear lower transfer agency costs (as a percentage of average net assets) and therefore generate a higher investment return. Shareholders should choose between the two classes based upon whether they meet the higher minimum account size for the Premier Class, or whether they desire the benefits of the additional services and features associated with the Builder Class.

      If the balance in a shareholder's account is less than an amount set by the Trustees (currently 20 shares in the Builder Class), the Fund may close the account involuntarily and send the proceeds to the shareholder. A shareholder will receive at least 60 days' written notice before an account is closed (during which time he can avoid termination by increasing his share ownership above the minimum). The Fund may also redeem shares in an account in excess of an amount set from time to time by the Trustees. In the event such a maximum account size is adopted in the future, the Fund's Prospectus will be supplemented to describe it.

      Expenses. Each class of shares bears the transfer agency costs associated with that class of shares. In addition, Premier Class shareholders bear certain charges for the check writing service, exchanges and historical account information, as explained above. All other expenses of the Fund are borne by the Fund as a whole and are not allocated separately between the two classes of shares.

                               INVESTMENT PROGRAMS

      Investment Account. When a shareholder makes an initial investment in the Fund, an open account (hereinafter referred to as an "Investment Account") will be established for him, her or it on the books of the Fund by the Administrator.

      For the Builder Class, the minimum investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment into the Fund of distributions from the unit investment trusts described below (see "Unit Investment Trusts").

      For the Premier Class, the minimum investment to open an account is $20,000. The minimum for additional investments is $100, except that (1) the $100 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts described below (see "Unit Investment Trusts"), and (2) the minimum amount under the Automatic Investment Program (see below) is $100. If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

      All purchases by mail will be made at the relevant net asset value determined as of the close of regular trading on the New York Stock Exchange on the day of receipt by the Transfer Agent (if such day is a trading day, or, if not, on the first trading day thereafter). The shares are sold to the shareholder by the dealer, for whom the Transfer Agent acts as agent. Purchases other than by mail will be made at the relevant net asset value next determined after receipt of the order, as described under "Purchase of Shares."

      By opening an Investment Account, the shareholder authorizes the Fund to hold his shares on "deposit" with the Transfer Agent. Shares held in an Investment Account may be redeemed as described under "Repurchase and Redemption of Shares." Each time shares are credited to or withdrawn from an Investment Account (except pursuant to an investment plan, or in connection with certain automatic investments or reinvestments in the Fund, as described below), the shareholder receives a statement showing the current transaction, prior transactions in the account during the calendar year to date, and the current number of shares held therein. When shares are invested pursuant to an investment plan, the shareholder receives a statement within five business days following such transaction. Shareholders who have elected to have their distributions of net interest income from the Fund automatically reinvested in shares of the Fund, and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund (see "Unit Investment Trusts" below), will receive a single quarterly statement confirming the amount of these automatic investments and reinvestments in the Fund during the quarter. At the end of each year a complete annual statement of share transactions is mailed to each shareholder.

      Unless otherwise indicated in writing by the shareholder, all income dividends on the dividend payment date and any distributions of capital gains on the record date are credited to the Investment Account in additional shares of the same class on the basis of the closing net asset value for that class on such respective dates. However, the shareholder may instead elect to receive distributions of income dividends in cash and capital gain distributions in additional shares of the same class, reinvested at the relevant net asset value on the record date, or to receive both dividends and capital gain distributions in cash. A shareholder may change this distribution option at any time by written notification to the Transfer Agent. The change will be effective for the next distribution provided it is received prior to the record date for that distribution.

      The provisions applicable to Investment Accounts may be amended without penalty by the Fund on 30 days' prior written notice to the shareholders. An Investment Account does not assure a profit or offer protection against depreciation in declining markets.

      Automatic Investment Program. Voluntary monthly investments of at least $100 may be made automatically by pre-authorized withdrawals from your bank checking account. Please call 1-800-847-5886 for more information about how to establish an automatic investment program.

      Reinvestment of Dividends and Distributions. Purchases of shares of either class may be made by reinvestment of dividends and capital gains distributions paid by the Fund on shares of that class. These purchases are made for you by the Fund at net asset value for your class of shares.

      Redemption of Shares. Redemption or repurchase of shares is a taxable event and gain or loss must be recognized. However, to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

      You can redeem your shares to the Fund on any day the New York Stock Exchange is open, either directly to the Fund (by sending a letter) or through your investment dealer. The Fund will redeem only shares for which it has received payment.

      The Fund generally sends you payment for your shares the next business day. However, if shares are redeemed through an investment dealer, payment is made to that dealer. When you redeem shares, you may realize a capital gain or loss depending on the difference between what you paid for your shares and what you received for them.

      The Transfer Agent usually requires additional documentation to sell shares registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. Contact the Transfer Agent at 1-800-847-5886 for details.

      Shareholders wishing to redeem shares by drawing checks on their accounts must first complete the signature card (and resolution, if the shareholder is not an individual) provided with the application. Upon receiving the properly completed application, card and resolution, the Transfer Agent will provide you with checks drawn on Huntington National Bank. These checks may be made payable to the order of any person in the amount of $500 or more for the Builder Class and $5,000 or more for the Premier Class. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check.

      Shareholders utilizing checks will be subject to Huntington National Bank's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn, since the net asset value of shares will fluctuate. If insufficient shares are in the account, the check will be returned marked "insufficient funds" and no shares will be redeemed. It is not possible to determine in advance the total value of the entire account because dividends declared on shares held in the account or prior redemptions and possible changes in net asset value may cause the account to change in amount.

      You may elect to redeem shares by telephoning a redemption request through a participating investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange and transmit it to the Transfer Agent before 4:00 p.m. Eastern time to receive that day's price. Your dealer will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

      Other Redemption Information: Requests must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) any required signature  guarantees (see "Signature  Guarantees"  below); and
(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

      Signature Guarantees: To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. Stock power forms are available from your investment dealer, the Transfer Agent and many commercial banks. Shareholders may contact the Transfer Agent at 1-800-857-5886 for further details.

      Unit Investment Trusts. Certificate holders of unit investment trusts sponsored by the Adviser may arrange to have their distributions from such unit investment trusts automatically invested in shares of the Fund. Contact the Adviser for information.

                                      TAXES

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income tax and New York State and City personal income taxes.

Federal Income Tax

      The Fund has qualified and intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund may pay "exempt-interest dividends." Among other requirements, this means that at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must be invested in obligations exempt from federal income tax. If the Fund meets these requirements, its net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, is exempt from federal income tax in the hands of the Fund's shareholders but may be taxable for federal alternative minimum tax purposes. The Fund's present policy is to designate exempt-interest dividends annually. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes in proportion to the percentage that the Fund's distributions exempt from federal income tax bears to all distributions excluding distributions from long-term capital gains. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing Fund shares.

      The Fund must also meet certain other requirements to qualify as a regulated investment company under the Code. At the end of each fiscal quarter and with respect to at least 50% of its total assets (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer, except, in each case, for securities of the U.S. government or other regulated investment companies. (By comparison, a "diversified" investment company must at all times satisfy those two conditions with respect to 75% of the value of its total assets.) Since New York Tax Exempt Bonds are not voting securities, the only effective limitation with respect to 50% of the Fund's assets is the first one above. Also, at the end of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of issuers which the Fund controls, and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses. Because of the relatively small number of issuers of investment-grade New York Tax Exempt Bonds, the Fund may use its ability as a non-diversified fund to concentrate its assets in the securities of a few issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy diversification requirements. While the Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in New York Tax Exempt Bonds, such concentration involves an increased risk of loss to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. There is no assurance that the Fund will be able to meet its investment objective.

      If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the twelve-month period ending on October 31, plus undistributed amounts from the prior year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable to shareholders of record on a date in October, November, or December and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

      The receipt of exempt-interest dividends may affect the portion, if any, of an individual shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 50% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds a base amount ($25,000 for a single individual and $32,000 for individuals filing a joint return) and up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income (as described above) exceeds a higher base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Individual shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

      Distributions paid from the Fund's investment income, other than exempt-interest dividends, and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Fund's income will consist of corporate dividends, the dividends-received deduction for corporations will not be applicable to taxable distributions by the Fund. Distributions paid from net realized long-term capital gains (i.e., gains on securities held by the Fund for more than one year) generally are taxable as long-term capital gains for federal income tax purposes (generally at a 20% rate for noncorporate shareholders or 10%, for shareholders in the 10% or 15% tax bracket), whether received in cash or shares, regardless of how long a shareholder has held the shares. Long-term capital gains from capital assets (including Fund shares) held by non-corporate shareholders for more than 5 years will generally be taxed at a lower maximum capital gain tax rate of 18% (or 8% for such shareholders in the 10% or 15% tax bracket). The 18% rate only applies to assets the holding period for which begins after December 31, 2000, including by way of an election (reported on the non-corporate shareholder's 2001 tax return) to mark the assets to market as of January 2, 2001 and to pay the tax on any gain thereon. The mark-to-market election may be disadvantageous from a federal tax perspective and shareholders should consult their tax advisors before making such an election.

      The Fund will be required to withhold and remit to the U.S. Treasury 30% of all taxable dividends and other distributions earned by, and the proceeds of any redemption of shares from, any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Pursuant to enacted tax legislation, the backup withholding rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid from 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010 unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal tax liability.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. After the end of each calendar year, shareholders will receive information as to the tax status of distributions made by the Fund during such calendar year.

      Foreign shareholders may be subject to special withholding requirements. The foregoing is intended only as a general summary of the federal income tax consequences of investing in the Fund and is not intended to constitute advice or counseling. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

New York State and City Personal Income Tax and Other State Taxes

      New York State and City law provides that, to the extent distributions by a regulated investment company are derived from interest on debt obligations issued by the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State or City personal income taxation (New York Tax Exempt Bonds) and designated as such, such distributions shall be exempt from New York State and City personal income taxes. For New York State and City personal income tax purposes, distributions derived from investment income other than New York Tax Exempt Bonds and distributions from any net short-term capital gains will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. For New York State and City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rate as ordinary income, whether received in cash or shares through the reinvestment of distributions.

      The foregoing relates to federal income taxation and to New York State and City personal income taxation as in effect as of the date of this SAI. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City. Investors are encouraged to consult their own tax advisers regarding the treatment of distributions by the Fund.

      The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a "regulated investment company" under the Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.

              AUTOMATIC WITHDRAWAL PROGRAM FOR BUILDER CLASS SHARES

      An investor who owns or buys Builder Class shares valued at $5,000 or more at net asset value may open a Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Shares are deposited in a Plan account and all distributions are reinvested in additional Builder Class shares at net asset value (except where the Plan is utilized in connection with a charitable remainder trust). Shares in a Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on the first business day of the month at that day's closing net asset value, and checks are mailed on the second business day of the month. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust vested principal, especially in the event of a market decline. The cost of administering these Plans for the benefit of those shareholders participating in them is borne by the Fund as an expense of all Builder Class shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition by the Fund of any penalty.

      Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

      The Withdrawal Plan is not available to shareholders who use the Fund's check writing privilege (which is described in the Prospectus).

                              SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and is therefore considered remote.

                               SHAREHOLDER VOTING

      Each share has one vote, with fractional shares voting proportionally. The Fund does not hold regular annual shareholders' meetings, although special meetings may be called from time to time. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

                             INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, located at 100 East Broad Street, Columbus, Ohio 43215, is the Fund's independent accountant, providing audit services, tax return preparation services and assistance and consultation with review of SEC filings.

                              FINANCIAL STATEMENTS

      The audited financial statements appearing in the most current fiscal year Annual Report to Shareholders (are incorporated herein by reference and have been so incorporated) in reliance upon the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. Copies of such Annual Report are available upon request and without charge.

                                    CUSTODIAN

      State Street Bank and Trust Company (the "Custodian"), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                                   APPENDIX A

                               INVESTMENT RATINGS

Ratings of Tax Exempt Bonds.

      The four highest ratings of Moody's for tax exempt securities are Aaa, Aa, A and Baa. Tax-exempt securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax exempt securities which are of "high quality by all standards", but as to which margins of protection or other elements make long-term risks appear somewhat larger than for Aaa rated tax exempt securities. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax-exempt securities which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax exempt securities are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt securities rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A1 and Baa1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality group, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans bearing the MIG 1 designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG 2 designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      The four highest ratings of Standard & Poor's for tax exempt securities are AAA, AA, A and BBB. Tax exempt securities rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Tax-exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.

Ratings of Corporate Obligations.

      The Moody's corporate obligations ratings of Aaa, Aa, A and Baa and the Standard & Poor's corporate obligations ratings of AAA, AA, A and BBB do not differ materially from those set forth above for tax exempt securities.

Ratings of Commercial Paper.

      The commercial paper ratings of A-1 by Standard & Poor's and Prime-1 by Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

                                     Part C

                                OTHER INFORMATION
Item 23. Exhibits

         Exhibit
         Number         Description of Exhibit
         ------         ----------------------

         (a)            Amended and Restated Agreement and Declaration of Trust
                          dated March 5, 1996 *
         (b)            By-laws *
         (c)            Not Applicable
         (d)            Investment Advisory Agreement dated July 1, 1988 *
         (e)            Distributor's Contract dated September 19, 1990  *
         (f)            Not Applicable
         (g)(1)         Custody Agreement dated February 2, 1992  *
         (g)(2)         Custody Agreement dated March 17, 1992****
         (g)(3)         Custodian Procedural Agreement dated March 18, 1992 *
         (g)(4)         Assignment of Custody Agreement dated March 8, 2000****
         (h)(1)(a)      Transfer Agency Agreement dated October 1, 1996 **
         (h)(1)(b)      Amendment No. 1 to Transfer Agency Agreement dated
                          January 1, 2000***
         (h)(2)(a)      Administration Agreement dated October 1, 1996 **
         (h)(2)(b)      Amendment No. 1 to Administration Agreement dated
                          January 1, 2000 ***
         (h)(3)(a)      Fund Accounting Agreement dated October 1, 1996 **
         (h)(3)(b)      Amendment No. 1 to Fund Accounting Agreement dated
                          January 1, 2000***
         (h)(4)         Shareholder Services Agreement dated September 7, 1997*
         (i)            Opinion and Consent of Counsel to the Registrant**
         (j)            Consent of PricewaterhouseCoopers LLP (Independent
                           Auditors) #
         (k)            None
         (l)            Initial Capital Agreement *
         (m)            Not Applicable
         (n)            Plan Pursuant to Rule 18f-3 dated September 11, 1995 *
         (o)            Powers of Attorney**
         (p)(1)         Code of Ethics (Fund) ***
         (p)(2)         Code of Ethics (Adviser/Distributor) ***

         * Incorporated herein by reference to Post Effective Amendment No. 18 to the Registration Statement, filed April 20, 1999.

         ** Incorporated herein by reference to Post Effective Amendment No. 19 to the Registration Statement, filed June 28, 1999.

         *** Incorporated herein by reference to Post Effective Amendment No. 20 to the Registration Statement, filed June 15, 2000.

         **** Incorporated herein by reference to Post Effective Amendment No. 21 to the Registration Statement, filed June 28, 2001.

         #        Filed herewith June 28, 2002.


Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

      The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

Item 26. Business and Other Connections of Investment Adviser

      Glickenhaus & Co., the Registrant's investment adviser (the "Adviser"), is a registered investment adviser and broker-dealer and is a sponsor of The Empire State Municipal Exempt Trust, Empire Guaranteed Series and Empire Maximus AMT Series A, which are unit investment trusts.

      Set forth below is a description of any other business, profession, vocation or employment of a substantial nature in which each general partner of the Adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:

Name                     Position with Adviser     Other Business

Alfred Feinman           General Partner           None
Seth M. Glickenhaus      General Partner           President and Trustee of the
                                                     Registrant
James M. Glickenhaus     General Partner           None

      The address for each of the individuals listed above is Glickenhaus & Co., 6 East 43rd Street, New York, New York 10017.

Item 27. Principal Underwriter

      (a), (b) Glickenhaus & Co., the Registrant's adviser, also acts as the Registrant's principal underwriter and does not serve as the principal underwriter for any other investment company. For information about Glickenhaus & Co. and its general partners, see Item 26 above.

      (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28. Location of Accounts and Records

      Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

      Registrant
           31a-1(b)(2)(i)(c)
           31a-1(b) 4, 5, 6, 9, 10 and 11
           31a-2(a) 1 and 2

      BISYS Fund Services
      3435 Stelzer Road, Columbus, Ohio  43219
           31a-1(a) 31a-1(b) 1, 8 and 12 31a-1(b)(2)(i)(a), (b) and (d)
           31a-1(b)(2)(i)(e) 31a-1(b)(2)(i)(f) 31a-2(a) 1 and 2 31a-2(a) 4
           and 5 31a-2(c)

      Glickenhaus & Co.
      6 E. 43rd Street, New York, New York  10169
           31a-2(a) 3
           31a-1(b) 10
           31a-1(f)

           31a-2(e)
           31a-1(d)
           31a-2(c)
           31a-2(e)

      Not Applicable
           31a-1(b) 3 and 7
           31a-1(c)
           31a-1(e)
           31a-2(b)
           31a-2(d)

Item 29. Management Services

         None.

Item 30. Undertakings

         None.

                                     NOTICE

      A copy of the Amended and Restated Agreement and Declaration of Trust of The Empire Builder Tax Free Bond Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio on the 20th day of June, 2002.

                                       THE EMPIRE BUILDER TAX FREE BOND FUND

                                       By:  SETH M. GLICKENHAUS*
                                       -----------------------------------------
                                       Seth M. Glickenhaus, President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 22 to the Registration Statement of The Empire Builder Tax Free Bond Fund has been signed below by the following persons in the capacities and on the date indicated.

Signature                       Title                             Date

SETH M. GLICKENHAUS*            Trustee, President, Principal     June 20, 2002
Seth M. Glickenhaus             Executive Officer

STEVEN D. PIERCE                Assistant Treasurer, Principal    June 20, 2002
Steven D. Pierce                Financial and Accounting
                                Officer

EDWARD FALKENBERG*              Trustee                           June 20, 2002
Edward Falkenberg

EDWARD A. KUCZMARSKI*           Trustee                           June 20, 2002
Edward A. Kuczmarski

ELIZABETH B. NEWELL*            Trustee                           June 20, 2002
Elizabeth B. Newell

JOHN P. STEINES*                Trustee                           June 20, 2002
John P. Steines


*By: /s/ GEORGE STEVENS
     ----------------------
     George Stevens, Esq.
     Attorney-in-Fact

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                INDEX OF EXHIBITS



                                                                        Exhibit
Description of Exhibit                                                 Reference
----------------------                                                 ---------

Consent of PricewaterhouseCoopers LLP (Independent Auditors)............(j)